================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 19, 2006

                       BANK OF SOUTH CAROLINA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          South Carolina              0-27702              57-1021355
   ----------------------------     ------------       -------------------
   (State or other jurisdiction     (Commission         (I.R.S. Employer
       of incorporation)            File Number)       Identification No.)

             256 Meeting Street Charleston, SC               29401
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (843) 724-1500


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 19, 2006, the Bank of South Carolina Corporation issued a press release announcing its financial results for the year ended December 31, 2005. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         The following Exhibit is filed as part of this report

         Exhibit 99.1    Press release dated January 19, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE BANK OF SOUTH CAROLINA CORPORATION
                                          --------------------------------------
                                          (Registrant)

Date: January 19, 2006
                                          /s/ WILLIAM L. HIOTT, JR.
                                          --------------------------------------
                                          William L. Hiott, Jr.
                                          Executive Vice President and Treasurer